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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 1998
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                       BANC ONE AUTO GRANTOR TRUST 1996-A
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                   (Issuer with respect to the Certificates)


                             Bank One, Texas, N.A.
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             (Exact name of registrant as specified in its charter)


                                    New York
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         (State or other jurisdiction of incorporation or organization)


      333-1092
     333-1092-01                                      75-2270994
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(Commission File Number)                            (IRS Employer
                                                Identification Number)


c/o Bank One, Texas, N.A., as Servicer, Attn: Jeff Stewart,
1717 Main Street, Dallas, TX                                          75201
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        (Address of principal executive offices)                   (Zip Code)


                                 (214) 290-7437
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               Registrant's telephone number, including area code


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Item 5. Other Events

        On March 16, 1998, the Banc One Auto Grantor Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.10% Asset Backed Certificates and Class B 6.25% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

        This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from February 16, 1998 through March 13, 1998 and for the Collection Period from February 1, 1998 through February 28, 1998.


Item 7. Exhibits

        See page 4 for Exhibit Index.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC ONE AUTO GRANTOR TRUST 1996-A

                                       By: Bank One, Texas, N.A., as Servicer
                                           on behalf of the Trust


Date:  March 9, 1998                   By:     /s/  Tracie H. Klein
                                               ------------------------
                                       Name:   Tracie H. Klein
                                       Title:  Vice President

EXHIBIT INDEX


Exhibit    Description                                        Page
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99.1       Monthly Statements and Additional Information........5-13